SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 21, 1997


                       HOLLYWOOD ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


           Oregon                      0-21824             93-0981138
-------------------------------      -----------      -------------------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)         File No.)       Identification No.)


25600 SW Parkway Center Drive, Wilsonville, Oregon          97070
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   (Address of principal executive offices)               (Zip Code)


                                 (503) 570-1600
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              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 5.  Other Events

     On July 21, 1997 Hollywood Entertainment Corporation (the "Company") announced a proposed private placement of $200 million aggregate principal amount of senior subordinated notes. The Company's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

          99.1 Press release dated July 21, 1997.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 22, 1997

                                       HOLLYWOOD ENTERTAINMENT CORPORATION



                                       By DOUGLAS A. GORDON
                                          --------------------------------------
                                          Douglas A. Gordon, Senior Vice
                                            President of Finance


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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Press release dated July 21, 1997.